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                                                                    EXHIBIT 99.1

                      CERTIFICATION OF CHIEF ADMINISTRATIVE
                  OFFICER REGARDING PERIODIC REPORT CONTAINING

                              FINANCIAL STATEMENTS

         I, Steven A. Schumm, the Chief Administrative Officer of Enstar Income Program 1984-1, L.P. (the "Partnership") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Partnership's Annual Report on Form 10-K for the period ended December 31, 2002 (the "Report") filed with the Securities and Exchange
Commission:

            - fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

            - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                    /s/  Steven A. Schumm
                                                    ----------------------------
                                                    Steven A. Schumm
                                                    Chief Administrative Officer
                                                    April 10, 2003